UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2022

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd. Edina, Minnesota	55349
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PETV	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	PETVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

PetVivo Holdings, Inc., a Nevada corporation (the “Company” or “PetVivo”) is filing this Amendment No. 1 to amend the Company’s Current Report on Form 8-K filed on August 1, 2022 (the “Prior 8-K”) to update certain disclosures therein under Item 5.02. The disclosure contained in Item 5.02 of the Prior 8-K is hereby supplemented and amended by the disclosure contained in Item 5.02 of this Amendment No. 1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Prior 8-K, dated July 27, 2022, the Board of Directors (the “Board”) of the Company appointed Rob Costantino and Leslie Coolidge to the Board, to serve until the next regular meeting of shareholders or until their successors are elected and shall qualify.

Mr. Costantino’s and Ms. Coolidge’s compensation for service as a non-employee directors will be consistent with that of the Company’s other non-employee directors. The non-employee director compensation program is described in the Company’s Annual Form 10-K for the fiscal year ended March 31, 2022, filed with the Securities and Exchange Commission on June 29, 2022.

There are no arrangements or understandings between either Mr. Costantino or Ms. Coolidge and any other persons pursuant to which he or she was selected as a director of the Company and there are no transactions or proposed transactions in which either of Mr. Costantino or Ms. Coolidge has a direct or indirect interest requiring disclosure under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K. Neither Mr. Costantino or Ms. Coolidge has any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer.

Effective August 2, 2022, the Board appointed (the “Appointments”) (i) Mr. Costantino as a member of each of the Audit Committee and Compensation Committee and (ii) Ms. Coolidge as a member of each of the Nominating and Corporate Governance Committee and the Audit Committee, of which she will serve as the Chairperson. Each of Mr. Costantino and Ms. Coolidge meet all applicable requirements to serve on each such committee, including without limitation Nasdaq Listing Standards and the rules and regulations under the Securities Exchange Act of 1934, as amended. The Board made other changes, including naming James Martin, as the new Chairman of the Board, and changing the composition of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, effective August 2, 2022, as follows:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Leslie Coolidge (Chairperson)	Robert Rudelius (Chairperson)	Joseph Jasper (Chairperson)
Robert Costantino	Robert Costantino	Robert Rudelius
Joseph Jasper	Scott Johnson	Leslie Coolidge

The press release announcing Appointments is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being furnished herein:

Exhibit Number	Description

99.1	Press Release dated August 1, 2022
104	Cover Page Interactive Data File formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: August 4, 2022	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer

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